QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated February 1, 2008, relating to the financial statements of K Road Acquisition Corporation, and to the reference to our Firm under the caption 'Experts' in the Prospectus.

/s/ ROTHSTEIN, KASS & COMPANY, P.C.

Roseland, New Jersey
February 1, 2008

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM